LightPath Technologies, Inc. 10-Q

Exhibit 10.1

FIRST AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Loan and Security Agreement is entered into as of December 23, 2015 (the “Amendment”), by and between AVIDBANK CORPORATE FINANCE, a division of AVIDBANK (“Bank”), and LIGHTPATH TECHNOLOGIES, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of December 23, 2014 and as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.

The following definition in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

“Revolving Maturity Date” means December 23, 2016.

2.

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3.

Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct, in all material respects, as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

4.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof. Notwithstanding the foregoing, Borrower shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

5.

As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)

this Amendment, duly executed by Borrower;

(b)

affirmation of guarantee duly executed by Geltech, Inc;

(c)

payment of a facility renewal fee in the amount of $9,375 plus an amount equal to all Bank Expenses incurred through the date of this Amendment; and

(d)

such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

LIGHTPATH TECHNOLOGIES, INC.

By:	/s/ Dorothy M. Cipolla

Name:	Dorothy M. Cipolla

Title:	CFO

AVIDBANK CORPORATE FINANCE,
a division of AVIDBANK

By:	/s/ Lawrence F. LaCroix

Name:	Lawrence F. LaCroix

Title:	EVP